Earnings Conference Call – Fourth Quarter 2018 January 30, 2019 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Robert Biesterfeld, COO Robert Houghton, VP of Investor Relations 1

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; economic recessions; changes in market demand and pressures on the pricing for our services; fuel prices and availability; changes in the availability of equipment and services from third party providers, including the availability of contracted truckload carriers and changes in prices; changes in political and governmental conditions domestically and internationally; catastrophic events such as environmental events or terrorist attacks; failure to retain employees; failure of any of our technology or operating systems, including due to data security breaches or hacking; competition and growth rates within the third party logistics industry; risks associated with our decentralized operations; seasonality in the transportation industry; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the produce industry, including food safety and contamination issues; risk of unexpected or unanticipated events or opportunities that might require additional capital expenditures; our dependence on our largest customers; risks associated with identifying suitable acquisitions and investments and with integrating acquired companies; risks associated with our long-term growth and profitability; and other risks and uncertainties detailed in our Annual and Quarterly Reports. 2 2

Q4 2018 – Key Themes ▪ Strength of the business model is our ability to rebalance our portfolio ▪ Continued investment through the freight cycle ▪ Excellent fourth quarter and full-year financial performance 3 3

Results Q4 2018 in thousands, except per share amounts and headcount Three Months Ended December 31 2018 2017 % Change Total Revenues $4,137,908 $3,959,786 4.5% Total Net Revenues $713,783 $631,849 13.0% Net Revenue Margin % 17.2% 16.0% 120 bps Personnel Expenses $339,316 $311,599 8.9% Selling, General, and Admin $118,950 $109,374 8.8% Income from Operations $255,517 $210,876 21.2% Operating Margin % 35.8% 33.4% 240 bps Depreciation and Amortization $24,327 $23,637 2.9% Net Income $187,150 $152,556 22.7% Earnings Per Share (Diluted) $1.34 $1.08 24.0% Average Headcount 15,243 15,036 1.4% ▪ Net revenues increase driven primarily by higher pricing ▪ Operating income growth includes increased variable compensation expense and moderating headcount growth 4 4

Q4 2018 Other Income Statement Items ▪ Q4 effective tax rate of 23.9% vs. 21.1% last year ▪ $28.4 million favorable impact of U.S. corporate tax reform in the quarter ▪ Year-ago period included one-time tax benefits totaling $31.8 million ▪ $2.4 million favorable impact from currency revaluation ▪ Interest expense increase due to an increase in interest rates ▪ Weighted average diluted shares outstanding down 1.1 percent ‹#› 5

2018 Cash Flow Q4 Cash Flow from Operations FY 2018 Cash Flow from Operations + 59.4% + 106.5% $792.9M $264.0M $165.7M $384.0M Q4 2017 Q4 2018 FY 2017 FY 2018 ▪ $98.3 million increase in cash flow ▪ $408.9 million increase in cash flow driven by higher net income and driven by higher net income and improved working capital performance improved working capital ▪ $14.3 million in capital expenditures performance ▪ $63.9 million in capital expenditures ▪ Expect $80-90 million in capital expenditures in 2019 ‹#› 6 ▪ Dividend payout ratio of 40.9%

2018 Capital Distribution Q4 Capital Distribution FY 2018 Capital Distribution + 42.4% + 28.3% $168.4M $590.1M $459.8M $118.3M Share Repurchases Cash Dividends Q4 2017 Q4 2018 YTD 2017 YTD 2018 ▪ $168.4 million of net income returned ▪ $590.1 million of net income to shareholders returned to shareholders ▪ $70.0 million in cash dividends ▪ $265.2 million cash dividends ▪ $98.4 million in share repurchases ▪ $324.9 million in share ▪ 1,094,424 shares repurchased repurchases in the fourth quarter at an average price of $89.78 per share ‹#› 7 ▪ Dividend payout ratio of 40.9%

Q4 2018 Balance Sheet in thousands December 31, December 31, 2018 2017 % Change Accounts Receivable, Net $2,162,438 $2,113,930 Contract Assets(1) $159,635 — Accounts Payable and O/S Checks $1,063,107 $1,096,664 Accrued Transportation Expense(1) $119,820 — Net Operating Working Capital(2) $1,139,146 $1,017,266 12.0% ▪ Total debt balance $1.35 billion ▪ $600 million senior unsecured notes, 4.20% coupon ▪ $500 million private placement debt, 4.28% average coupon ▪ $250 million accounts receivable securitization debt facility, 3.17% average rate ▪ $5 million drawn on credit facility, 3.41% average rate (1) Balance sheet as of December 31, 2018, includes contract assets and accrued transportation expense as the result of an accounting policy change that recognizes revenues for in-transit shipments. (2) Net operating working capital is defined as net accounts receivable and contract assets less accounts payable, outstanding checks and accrued transportation expense. ‹#› 8

Results FY 2018 in thousands, except per share amounts and headcount Twelve Months Ended December 31 2018 2017 % Change Total Revenues $16,631,172 $14,869,380 11.8% Total Net Revenues $2,705,235 $2,368,050 14.2% Net Revenue Margin % 16.3% 15.9% 40 bps Personnel Expenses $1,343,542 $1,179,527 13.9% Selling, General, and Admin $449,610 $413,404 8.8% Income from Operations $912,083 $775,119 17.7% Operating Margin % 33.7% 32.7% 100 bps Depreciation and Amortization $96,729 $92,977 4.0% Net Income $664,505 $504,893 31.6% Earnings Per Share (Diluted) $4.73 $3.57 32.5% Average Headcount 15,204 14,687 3.5% ▪ Net revenues increase driven primarily by higher pricing ▪ Operating income growth includes increased variable compensation expense and modest headcount growth ▪ Net income and earnings per share increases include an $83.1 million favorable impact of U.S. corporate tax reform 9 9

First Quarter 2019 Trends – January ▪ January to date total company net revenue per business day has increased approximately 9 percent when compared to January 2018 ▪ Truckload volume per business day has increased approximately 3 percent on a year-over-year basis in January 10 10

North America Truckload Cost and Price Change(1) TRANSPORTATION NET REVENUE MARGIN 23% 20% E C I R 21% P 15% D N A 10% 19% T S O C 5% N 17% I E 0% G N 15% A H -5% C YoY Price Change % 13% Y -10% YoY Cost Change O Y Transportation Net Revenue Margin -15% 11% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 North America Q4 ▪ North America Truckload cost and price change chart Truckload represents truckload shipments from all North America Volume (2.5%) segments. Transportation net revenue margin represents total Transportation results from all segments. Price 1.5% Cost (1.0%) Net Revenue Margin (1) Cost and price change exclude the estimated impact of fuel. ‹#› 11

North America Truckload Cost and Price Per Mile(1) Price per Mile Cost per Mile ▪ North America Truckload cost and price per mile chart represents truckload shipments from all North America segments ▪ 2018 fourth quarter cost and price per mile remain above historical average levels ▪ Continued price movements in response to changes in marketplace conditions (1) Cost and price per mile exclude the estimated impact of fuel. ‹#› 12

Q4 2018 NAST Results by Service Line Truckload, Less Than Truckload and Intermodal in thousands Three Months Ended December 31 Net Revenues 2018 2017 % Change ▪ Year-over-year price Truckload $343,978 $304,525 13.0% increases in truckload, LTL LTL $112,110 $100,529 11.5% and intermodal Intermodal $8,253 $4,679 76.4% Other $7,053 $5,582 26.4% ▪ Net revenue margin Total $471,394 $415,315 13.5% expansion in truckload, LTL and intermodal ▪ Volume increase in LTL Truckload LTL Intermodal Pricing(1)(2) 1.5% ▪ Added 4,800 new carriers Cost(1)(2) (1.0%) in the quarter Volume (1.5%) 2.0% (13.0%) Net Revenue Margin (1) Represents price and cost YoY change for North America shipments across all segments. (2) Pricing and cost measures exclude the estimated impact of the change in fuel prices. ‹#› 13

Q4 2018 NAST Operating Income Q4 Operating Income Q4 Operating Margin % + 16.9% + 130 bps $211.0M 44.8% $180.6M 43.5% Q4 2017 Q4 2018 Q4 2017 Q4 2018 ▪ Increased net revenues ▪ Progress against productivity initiatives ▪ Headcount increased approximately 1 percent ‹#› 14

Q4 2018 Global Forwarding Results by Service Line Ocean, Air and Customs in thousands Three Months Ended December 31 ▪ Volume increases in ocean and customs Net Revenues 2018 2017 % Change Ocean $82,113 $73,069 12.4% ▪ Improved ocean net Air $28,051 $25,668 9.3% revenues due to pricing Customs $23,762 $21,145 12.4% reflective of market Other $8,811 $7,987 10.3% conditions Total $142,737 $127,869 11.6% ▪ Air net revenue growth due to improved customer mix Ocean Air Pricing ▪ Customs net revenues reflect Volume organic growth Net Revenue Margin ‹#› 15

Q4 2018 Global Forwarding Operating Income Q4 Operating Income Q4 Operating Margin % + 76.9% + 770 bps $29.8M 20.9% $16.8M 13.2% Q4 2017 Q4 2018 Q4 2017 Q4 2018 ▪ Increased net revenues ▪ Improved employee productivity ▪ 0.4 percent decrease in average headcount ‹#› 16

Q4 2018 Robinson Fresh Results Transportation and Sourcing in thousands Three Months Ended December 31 ▪ Sourcing case volume Sourcing 2018 2017 % Change declined 6.5 percent Total Revenues(1) $241,158 $312,619 (22.9%) Net Revenues $24,892 $27,116 (8.2%) ▪ Truckload volume Net Revenue Margin % 10.3% 8.7% 160 bps decline of 12.5 percent Transportation 2018 2017 % Change ▪ Pricing reflective of Total Revenues(1) $290,659 $282,027 3.1% marketplace conditions Truckload $32,098 $19,848 61.7% in Transportation Other $7,309 $7,159 2.1% Net Revenues $39,407 $27,007 45.9% Net Revenue Margin % 13.6% 9.6% 400 bps (1) Does not include intersegment revenues. ‹#› 17

Q4 2018 Robinson Fresh Operating Income Q4 Operating Income Q4 Operating Margin % + 53.5% + 700 bps $19.8M 30.8% $12.9M 23.8% Q4 2017 Q4 2018 Q4 2017 Q4 2018 ▪ Increased transportation net revenues ▪ Continued operating expense reduction initiatives ▪ 5.1 percent reduction in average headcount ‹#› 18

Q4 2018 All Other and Corporate Results Managed Services and Other Surface Transportation in thousands Three Months Ended December 31 Net Revenues 2018 2017 % Change Managed Services $20,318 $18,322 10.9% Other Surface Transportation $15,035 $16,220 (7.3%) Total $35,353 $34,542 2.3% Managed Services ▪ $4 billion in freight under management in 2018 Europe Surface Transportation ▪ Mid-single-digit volume growth ‹#› 19

Final Comments ▪ Evidence of a balanced freight market ▪ Expect economic growth to continue ▪ Investing for future growth ‹#› 20

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Q4 2018 Transportation Results(1) in thousands Three Months Ended December 31 Twelve Months Ended December 31 Transportation 2018 2017 % Change 2018 2017 % Change Total Revenues $3,896,750 $3,647,167 6.8% $15,515,921 $13,502,906 14.9% Total Net Revenues $688,891 $604,733 13.9% $2,593,744 $2,245,616 15.5% Net Revenue Margin % 17.7% 16.6% 110 bps 16.7% 16.6% 10 bps Transportation Net Revenue Margin % 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 22.6% 17.4% 17.2% 16.9% 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% Q2 20.6% 15.8% 16.2% 14.9% 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% Q3 19.8% 16.6% 16.4% 15.6% 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% Q4 18.3% 17.6% 16.3% 15.8% 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% Total 20.2% 16.8% 16.5% 15.8% 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% (1) Includes results across all segments. ‹#› 22

Q4 2018 NAST Results in thousands, except headcount Three Months Ended December 31 Twelve Months Ended December 31 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $2,774,524 $2,618,587 6.0% $11,247,900 $9,728,810 15.6% Total Net Revenues $471,394 $415,315 13.5% $1,788,498 $1,525,064 17.3% Net Revenue Margin % 17.0% 15.9% 110 bps 15.9% 15.7% 20 bps Income from Operations $211,044 $180,557 16.9% $773,846 $628,110 23.2% Operating Margin % 44.8% 43.5% 130 bps 43.3% 41.2% 210 bps Depreciation and Amortization $6,196 $6,126 1.1% $24,510 $23,230 5.5% Total Assets $2,345,455 $2,277,252 3.0% $2,345,455 $2,277,252 3.0% Average Headcount 6,964 6,878 1.3% 6,938 6,907 0.4% (1) Does not include intersegment revenues. ‹#› 23

Q4 2018 Global Forwarding Results in thousands, except headcount Three Months Ended December 31 Twelve Months Ended December 31 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $677,125 $591,245 14.5% $2,487,744 $2,140,987 16.2% Total Net Revenues $142,737 $127,869 11.6% $543,906 $485,280 12.1% Net Revenue Margin % 21.1% 21.6% (50 bps) 21.9% 22.7% (80 bps) Income from Operations $29,782 $16,836 76.9% $91,626 $91,842 (0.2%) Operating Margin % 20.9% 13.2% 770 bps 16.8% 18.9% (210 bps) Depreciation and Amortization $8,751 $8,734 0.2% $35,148 $33,308 5.5% Total Assets $969,736 $821,182 18.1% $969,736 $821,182 18.1% Average Headcount 4,664 4,683 (0.4%) 4,711 4,310 9.3% (1) Does not include intersegment revenues. ‹#› 24

Q4 2018 Robinson Fresh Results in thousands, except headcount Three Months Ended December 31 Twelve Months Ended December 31 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $531,817 $594,646 (10.6%) $2,268,900 $2,415,740 (6.1%) Total Net Revenues $64,299 $54,123 18.8% $234,046 $226,059 3.5% Net Revenue Margin % 12.1% 9.1% 300 bps 10.3% 9.4% 90 bps Income from Operations $19,785 $12,887 53.5% $59,735 $53,374 11.9% Operating Margin % 30.8% 23.8% 700 bps 25.5% 23.6% 190 bps Depreciation and Amortization $1,097 $1,196 (8.3%) $4,506 $4,730 (4.7%) Total Assets $401,561 $434,080 (7.5%) $401,561 $434,080 (7.5%) Average Headcount 887 935 (5.1%) 903 957 (5.6%) (1) Does not include intersegment revenues. ‹#› 25

Q4 2018 All Other and Corporate Results in thousands, except headcount Three Months Ended December 31 Twelve Months Ended December 31 2018 2017 % Change 2018 2017 % Change Total Revenues(1) $154,442 $155,308 (0.6%) $626,628 $583,843 7.3% Total Net Revenues $35,353 $34,542 2.3% $138,785 $131,647 5.4% Income from Operations ($5,094) $596 NM ($13,124) $1,793 NM Depreciation and Amortization $8,283 $7,581 9.3% $32,565 $31,709 2.7% Total Assets $710,660 $703,320 1.0% $710,660 $703,320 1.0% Average Headcount 2,728 2,540 7.4% 2,652 2,513 5.5% (1) Does not include intersegment revenues. ‹#› 26

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